Exhibit 10.3

                     STATEMENT OF UNAMINOUS WRITTEN CONSENT
                  TO ACTION TAKEN IN LIEU OF THE ANNUAL MEETING
                               OF THE DIRECTORS OF
                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC
                               U.S. PUBLIC COMPANY


DATE: June 2, 2004

Time: 1:00 PM GMT

Place:Telephonically

THE UNDERSIGNED, being a majority of the directors of Life Energy & Technology Holdings, Inc., a Delaware Corporation and a U.S. Public Company (the Corporation) do hereby take the following actions in the name of and on behalf of the Corporation:

Life Energy & Technology Holdings, Inc has authorized Dr. McCormack to sign a loan agreement with Diamond Ridge Advisors for the expansion of Life Energy's primary business and the formation of an oil and gas division for Libya and North Africa. After presentation of the projects to the Board of Directors of Life Energy & Technology Holdings, Inc and after due discussion

   IT WAS RESOLVED:


1) Life Energy and Technology Holdings, Inc will be seeking to obtain the necessary export licenses from the United States Department of Commerce and Department of Treasury for the shipment Biosphere Systems to the Government of Libya.

2) Life Energy and Technology Holdings, Inc will be seeking to obtain the necessary export licenses from the United States Department of Commerce and Department of Treasury for oil and gas exploration in partnership with the Government of Lydia.

3) To sign the Loan agreement with Diamond Ridge for $450,000,000 million dollars to implant the Life Energy business plan for North Africa..

4)   A Vote was taken and all voted in favor of the motion.

IN WITNESS WHERE OF:       The undersigned have executed this Consent:


Dr. Christopher McCormack:      /s/ Dr. Christopher McCormack
                                -------------------------------------
                                President and Chief Executive Officer


Dr. Albert Reynolds:            /s/ Dr. Albert Reynolds
                                -------------------------------------
                                    Chairman


Mr. Salim Ghafari:              /s/ Mr. Salim Ghafari
                                -------------------------------------
                                Secretary and Chief Financial Officer